Exhibit 99.1(a)




MOORE & ASSOCIATES, CHARTERED
         ACCOUNTANTS AND ADVISORS
         ------------------------
                  PCAOB REGISTERED

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------

To the Board of Directors
Now Auto, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Now Auto, Inc., as of June 30, 2005 and 2004 and the related statement of operations, stockholders' equity, and cash flows for each of the years ended June 30, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Now Auto, Inc. as of June 30, 2005 and 2004 and the results of its operations and cash flows for the years ended June 30, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 15 to the financial statements, the Company's recurring losses raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 15. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Moore & Associates
----------------------
Moore & Associates, Chartered
Las Vegas, Nevada
October 26, 2005

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7511
                                                               Fax (702)253-7501
--------------------------------------------------------------------------------

                                 NOWAUTO, INC.

                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------
                             June 30, 2005 and 2004



                                     ASSETS
                                     ------

                                                       June 30,       June 30,
                                                         2005          2004
                                                     -----------    -----------

CURRENT ASSETS
     Cash                                            $   736,910    $        --
     Accounts Receivable - Net                            48,300             --
     Other Receivables                                     6,029             --
     Inventory                                           336,386             --
                                                     -----------    -----------

     Total Current Assets                              1,127,625             --
                                                     -----------    -----------

EQUIPMENT, net                                             3,920             --
                                                     -----------    -----------

OTHER ASSETS
     Goodwill                                          1,628,482             --

                                                     -----------    -----------
     Total Long Term Assets                            1,628,482             --
                                                     -----------    -----------

TOTAL ASSETS                                         $ 2,760,027    $        --
                                                     ===========    ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

LIABILITIES
Current Liabilities
     Accounts Payable                                $   329,425    $        --
     Sales Tax Payable                                   117,680             --
     Accrued Payroll Payable                              17,455             --
     Repossession Accrual                                118,616             --
     Notes Payable - Shareholders                         99,565             --
                                                     -----------    -----------

TOTAL LIABILITIES                                        682,741             --
                                                     -----------    -----------

STOCKHOLDERS' EQUITY

     Common Stock, authorized
        100,000,000 shares, $0.001 par value;
        Issued and outstanding June 30, 2004,
        44,959,633 shares; June 30, 2005
     24,472,984 shares                                    24,473         44,960

     Paid in Capital                                   3,506,801        959,040

     Subscriptions Receivable                                 --     (1,000,000)

     Retained Earnings/(Deficit)                      (1,453,988)        (4,000)
                                                     -----------    -----------

     Total Stockholders' Equity/(Deficit)              2,077,286             --
                                                     -----------    -----------

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                 $ 2,760,027    $        --
                                                     ===========    ===========


        The accompanying notes are an integral part of these statements

                                NOWAUTO, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      -------------------------------------


                                                     Year              Year
                                                    Ended             Ended
                                                   June 30,          June 30,
                                                     2005              2004
                                                 ------------      ------------

INCOME

      Sales                                      $  2,092,912      $         --

                                                 ------------      ------------

      Gross Income                                  2,092,912                --

COST OF GOODS SOLD                                  1,960,587                --
                                                 ------------      ------------

      Gross Profit / (Loss)                           132,325                --
                                                 ------------      ------------

EXPENSES
      General and Administrative                      901,540             4,000
      Consulting and Professional Fees                680,773
                                                 ------------      ------------

      Total Expense                                 1,582,313             4,000
                                                 ------------      ------------

(LOSS) BEFORE INCOME TAXES                         (1,449,988)           (4,000)

      Provision for Income Taxes                           --                --
                                                 ------------      ------------

NET (LOSS)                                       $ (1,449,988)           (4,000)
                                                 ============      ============

BASIC and DILUTED
Net (Loss) per Common Share                      $      (0.10)                a
                                                 ------------      ------------

Weighted Average Number of
      Common Shares Outstanding                    14,893,416         1,112,638
                                                 ============      ============


a = less than $0.01 per  share

        The accompanying notes are an integral part of these statements


                                NOWAUTO, INC.

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                 ----------------------------------------------

                  August 8, 1998 (Inception) to June 30, 2005



                                                 Common Stock
                                          -------------------------      Paid in     Subscriptions   Accumulated      Total
                                             Shares        Amount        Capital       Receivable      Deficit        Equity
                                          -----------   -----------    -----------    ------------   ------------   -----------
Balance, June 30, 2003                       959,633    $       960    $      (960)   $        --    $        --    $        --

Common Shares Issued to Founders          40,000,000         40,000        (36,000)                                       4,000

Common Shares Subscribed                   4,000,000          4,000        996,000     (1,000,000)            --

Net (Loss)                                                                                                (4,000)        (4,000)
                                         -----------    -----------    -----------    -----------    -----------    -----------

Balance, June 30, 2004                    44,959,633         44,960        959,040     (1,000,000)        (4,000)            --

Cash received  on Subscriptions
     Receivable with additional Shares            --
     Issued                               11,000,000         11,000        (11,000)     1,000,000                     1,000,000
Common Shares Issued for Cash              5,000,000          5,000        995,000                                    1,000,000
Common Shares Issued for acqusition          430,126            430         85,595                                       86,025
Common Shares Issued for acqusition          536,002            536        213,865                                      214,401
Common Shares Issued for Cash                500,000            500        449,575                                      450,075
Common Shares Cancelled                  (40,000,000)       (40,000)        36,000                                       (4,000)
Common Shares issued for Service           1,847,223          1,847        678,926                                      680,773
Common Shares Issued for Cash                200,000            200         99,800                                      100,000

Net (Loss)                                                                                            (1,449,988)    (1,449,988)
                                         -----------    -----------    -----------    -----------    -----------    -----------

Balance, June 30, 2005                    24,472,984    $    24,473    $ 3,506,801    $        --    $(1,453,988)   $ 2,077,286
                                         ===========    ===========    ===========    ===========    ===========    ===========



        The accompanying notes are an integral part of these statements

                                NOWAUTO, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                      ------------------------------------


                                                          Year          Year
                                                          Ended        Ended
                                                        June 30,      June 30,
                                                          2005          2004
                                                      ------------  ------------
Operating Activities

      Net (Loss)                                      $(1,449,988)  $    (4,000)

      Significant Non-Cash Transactions
           Common Stock for Goodwill Purchase             300,426
           Common Stock for Services                      680,773
           Common Stock Cancelled                          (4,000)
           Depreciation/Amortization Expense                  571
      Changes in assets and liabilities
           (Increase)/Decrease in Receivables             (54,329)
           (Increase)/Decrease in Inventory              (336,386)
           Increase/(Decrease) in Accounts Payable        329,425
           Increase/(Decrease) in Other Liabilities       253,751
                                                      -----------   -----------

Net Cash (Used) by Operating Activities                  (279,757)       (4,000)
                                                      -----------   -----------

Investing Activities
           Purchase of Fixed Assets                        (4,491)           --
           Purchase of Goodwill                        (1,628,482)
                                                      -----------   -----------

Net Cash (Used) by Investing Activities                (1,632,973)           --
                                                      -----------   -----------

Financing Activities

      Proceeds from Sale of Common Stock                2,550,075         4,000
      Proceeds from Shareholder Loans                      99,565
                                                      -----------   -----------

Cash Provided by Financing Activities                   2,649,640         4,000
                                                      -----------   -----------

Net Increase/(Decrease) in Cash                           736,910            --

Cash, Beginning of Period                                      --            --
                                                      -----------   -----------

Cash, End of Period                                   $   736,910   $        --
                                                      ===========   ===========

Significant Non-Cash Transactions
      See Note pertaining to Stocholders' Equity

Supplemental Information:
      Period Interest                                 $        --   $        --
      Income Taxes Paid                                        --            --

        The accompanying notes are an integral part of these statements

                                 NOW AUTO, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  ORGANIZATION AND BUSINESS

NowAuto, Inc. (the Company) was organized in the state of Nevada on August 19, 1998 under the name WH Holdings, Inc. On June 8, 2004 the name was changed to Automotive Capital Group, Inc and the Company increased its authorized common stock. On August 31, 2004 the name was changed to NowAuto, Inc.

NowAuto, Inc., focuses mainly on the "Buy Here/Pay Here" segment of the used car market. The Company primarily sells older model used vehicles. Many of the Company's customers have limited financial resources and would not qualify for conventional financing as a result of limited credit histories or past credit problems. As of June 30, 2005, the Company owned four lots located in metro Phoenix and Tucson, Arizona. The Company also has a wholly owned subsidiary, Navicom, Corporation., which markets GPS tracking units.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation
---------------------------

The consolidated financial statements include the accounts of NowAuto, Inc. and its subsidiary. All significant inter-company accounts and transactions have been eliminated. The Company operates on a June 30 fiscal year.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Concentration of Risk
---------------------

The Company provides financing in connection with the sale of substantially all of its vehicles. These financed notes are then subsequently so9ld to outside finance companies. Periodically, the Company maintains cash in financial institutions in excess of the amounts insured by the federal government.

Cash Equivalents
----------------

The Company considers all highly liquid debt instruments purchased with maturities of three months or less to be cash equivalents.

Finance Receivables, Repossessions and Charge-offs and allowance for Credit
Losses
---------------------------------------------------------------------------

The Company originates installment sale contracts from the sale of used vehicles at its dealerships. Finance receivables are collateralized by vehicles sold and consist of contractually scheduled payments from installment contracts. Currently the Company sells all of its financed receivables to outside finance companies.

Used Car Inventory
------------------

Inventory consists of used vehicles and is valued at the lower of cost or market on a specific identification basis. Vehicle reconditioning costs are capitalized as a component of inventory. Repossessed vehicles are recorded at fair value, which approximates wholesale value. The cost of used vehicles sold is determined using the specific identification method.

GPS Devices Inventory
---------------------

The Company purchases all of its GPS devices for sale. These devices are stated at cost.

Equipment
---------

Property and equipment are stated at cost. Expenditures for additions, renewals and improvements are capitalized. Costs of repairs and maintenance are expensed as incurred. Leasehold improvements are amortized over the shorter of the estimated life of the improvement or the lease period. The lease period includes the primary lease term plus any extensions that are reasonably assured. Depreciation is computed principally using the straight-line method generally over the following estimated useful lives:


         Furniture, fixtures and equipment           3 to 7 years
         Leasehold improvements                      5 to 15 years

Property and equipment are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying values of the impaired assets exceed the fair value of such assets. Assets to be disposed of are reported at the lower of the carrying amount of fair value less costs to sell.

Sales Tax
---------

The Company pays sales taxes to local and state governmental agencies on vehicles sold. Calculations for sales taxes are made on an accrual basis. Vehicle repossessions are allowed as a deduction from taxable sales in the month of repossession. The Company is not current with its filings of sales tax reports.

Income Taxes
------------

Income taxes are accounted for under the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates expected to apply in the years in which these temporary differences are expected to be recovered or settled.

Revenue Recognition
-------------------

Revenues from the sale of used vehicles are recognized when the sales contract is signed, the customer has taken possession of the vehicle and, if applicable, financing has been approved.

Revenue from GPS units devices is recognized when a unit has been ordered and shipped.

Advertising Costs
-----------------

Advertising costs are expensed as incurred and consist principally of radio, television and print media marketing costs. Advertising costs amounted to $64,597 and $0 for the years ended June 30, 2005 and 2004, respectively.

Earnings per Share
------------------

Basic earnings per share are computed by dividing net income by the average number of common shares outstanding during the period. Diluted earnings per share takes into consideration the potentially dilutive effect of common stock equivalents, such as outstanding stock options and warrants, which if exercised or converted into common stock would then share in the earnings of the Company. In computing diluted earnings per share, the Company utilizes the treasury stock method and anti-dilutive securities are excluded.

Stock Option Plans
------------------

As of June 30, 2005 the Company had no employee stock ownership plan.

Repossession Accrual
--------------------

The repossession accrual represents the amount of the loss expected to be experienced upon repossession of cars by outside finance companies which were sold contracts with recourse.

Note 3.  FINANCE AND ACCOUNTS RECEIVABLES - NET

Finance Receivables
-------------------

The Company originates installment sale contracts from the sale of used vehicles at its lots. These installment sale contracts typically a) include interest rates of 29.99% per annum, b) are collateralized by the vehicle sold and c) provide for payments over a period of 36 months. Currently the Company sells all of its contracts to third party finance companies. At June 30, 2005, the Company was not holding any contracts. It is the intention of the Company to, in the future, to carry some of its notes and service them themselves.

Accounts Receivable - Net
-------------------------

The Company's subsidiary Navicom maintains a trade accounts receivable and allowance for doubtful accounts as follows:

         Year Ending June 30,                              2005         2004
         ---------------------------                       ----         ----
         Accounts Receivable                             $49,794        $  0
            Less: Allowance for Doubtful Accounts         (1,494)          0
                                                        --------        ----
         Net Accounts Receivable                         $48,300        $  0
                                                         =======        ====

Note 4.  PROPERTY AND EQUIPMENT

A summary of equipment and accumulated depreciation as of June 30, 2005 and 2004 follows:

         Year Ending June 30,                                 2005        2004
         --------------------                                 ----        ----
         Furniture, fixtures and Equipment                    $4,491     $   0
         Leasehold improvements                                    0         0
              Less accumulated depreciation
              And amortization                                  (571)        0
                                                              ------     -----
         Net Equipment                                        $3,920     $   0
                                                              ======     =====


The above furniture, fixtures and equipment does not include any of the Sunburst assets purchased because this lot and these assets were not operational at June 30, 2005. The full amount of the Sunburst purchase is shown in goodwill.

Note 5.    GOODWILL (Including Recent Purchases)

During the fiscal year ending June 30, 2005, the Company purchased the rights to three small used car lots and its subsidiary Navicom Corporation. Details of these purchases are in a subsequent note. The company performed an analysis of its booked Goodwill compared to the present value of projected future profits for the next five years. Based on that analysis the recorded Goodwill will hold its value. The recorded Goodwill follows:

         Year Ending June 30,                           2005               2004
         --------------------                           ----               ----
         Navicom purchase                            $   214,401          $    0
         Mesa Lot Purchase                               498,028               0
         Tucson Lot Purchase                             164,318               0
         Sunburst Lot Purchase                           751,735               0
                                                     -----------          ------
                  Total                              $ 1,628,482          $    0
                                                     ===========          ======

In the above figures the purchase of the Sunburst lot is included in the Goodwill amount. As shown in the note below this cash payment of $751,735 actually consists of several components. Since the lot was not operationally until July 7, 2005, the whole amount has been listed as goodwill as of June 30, 2005.

Note 6.  INCOME TAXES

The provision for income taxes for the fiscal years ended June 30, 2005 and 2004 was as follows below. A valuation account has been set up in the amount of the deferred asset.

         Year Ending June 30,                                    2005     2004
         --------------------                                    ----     ----
         Provision for income taxes:
                  Current                                     $     0    $     0
                  Deferred(net of the valuation account)            0          0
                                                              -------    -------
                           Total                              $     0    $     0
                                                              =======    =======

The Company is not current with its filing of income tax reports.

Note 7.  STOCKHOLDERS' EQUITY

Common Stock
------------

NowAuto, Inc. (the Company) was organized in the state of Nevada on August 19, 1998 under the name WH Holdings, Inc. On June 8, 2004 the name was changed to Automotive Capital Group, Inc and the Company increased its authorized common stock to 100,000,000 shares with a par value of $0.001 and as of June 30, 2004 had 44,959,633 common shares issued and outstanding that includes 4,000,000 shares issued for $1,000,000 subscriptions receivable for a 504 offering. On August 31, 2004 the name was changed to NowAuto, Inc.

During the twelve months ended June 30, 2005 the Company issued an additional 11,000,000 common shares in receipt of $1,000,000 cash payment for the subscriptions receivable executed during the prior period 504 offering.

During the period ended June 30, 2005 the Company issued and additional 5,000,000 shares for $1,000,000 cash in a second 504 offering.

On October 19, 2004 the Company issued 430,126 shares valued at $86,025 to assume a 100% interest in a used auto dealership and the receipt of a non complete agreement.

On September 3, 2004, 2005 the company issued 536,002 common shares valued at $214,401 to purchase its wholly owned subsidiary Navicom Corporation.

In November, 2004 the Company authorized issue of 1,500,000 common shares valued at $330,000 to its CEO for professional services.

On February 4, 2005 the Company issued 500,000 restricted common shares in a private placement for $450,075 cash.

On February 16, 2005 Company issued 50,000 common share to the founder for services and the surrendered of 40,000,000 shares that where immediately cancelled.

On May 6, 2005 the Company issued 297,223 shares for services rendered to the company valued at $350,723.

On June 21, 2005 the Company issued 200,000 common shares in a private placement for $100,000 cash.

NOTE 8.  COMPANY ACQUSITIONS

Navicom Corporation

On September 3, 2004 the Company issued 536,002 shares valued at $214,401 to purchase Navicom Corporation. Listed below is the balance sheet of Navicom at the date of purchase:

                  Assets
                  ------
                  Cash                                          $ 1,689
                  Accounts Receivable                            26,223
                  Furniture & Fixtures                            1,551
                                                               --------
                  Total Assets                                  $29,463
                                                                =======

                  Liabilities and Stockholders Equity
                  -----------------------------------
                  Accounts Payable                              $11,744
                  Payroll                                           908
                  Sales Tax Payable                                 364
                  Loan                                           15,000
                                                               --------
                  Total Liabilities                              28,016

                  Net Equity                                      1,447
                                                                  -----
                  Total Liabilities and
                       Stockholders Equity                      $29,463
                                                                =======

NowAuto Mesa Car Lot
--------------------

On October 18, 2004 the Company assumed the lease and lot operations of a used car lot located in Mesa, Arizona. The Company issued 430,126 shares of common stock valued at $86,025 and $412,003 accounts receivable in the form of auto financing contracts for a total purchase price of $498,028.

NowAuto Tucson Car Lot
----------------------

The Company assumed the lease of a used car lot located in Tucson, Arizona during May 2005. The Company issued $164,318 worth of accounts receivable in the form of auto financing contracts for the purchase.

Sunburst Lot
------------

On January 17, 2005 the Company agreed to purchase the lot lease and name use (Sunburst) from Sunburst Car Company, Inc. The agreement was revised and finalized on March 30, 2005 and the Company paid $751,735 cash as described below. The Company took possession of the lot on July 7, 2005.

                  Equipment & fixtures             $   250,000
                  Leasehold Improvement                100,000
                  No Compete Covenant                    5,000
                  Goodwill                             375,000
                  Escrow Costs                           1,735
                                                   -----------
                       Total Investment            $   751,735
                                                   ===========

Note 9.    SEGMENT REPORTING

The Company has two segments, its cars sales and its GPS unit sales. Following is an analysis of these segments through June 30, 2005.

                                        Cars      GPS Units           Total
                                 -----------     ----------     -----------
         Sales                    $1,841,903       $251,009      $2,092,912
         Costs of Goods Sold       1,721,033        239,554       1,960,587
                                 -----------     ----------     -----------
         Gross Profit               $120,870        $11,445        $132,325
                                 -----------     ----------     -----------

Note 10.   STOCK OPTIONS AND WARRANTS

Currently the Company has no outstanding options or warrants.

Note 11.  COMMITMENTS AND CONTINGENCIES

Facility Leases
---------------

The Company leases certain car lots and office facilities under various operating leases. Lot leases are generally for periods from one to three years and may contain multiple renewal options. As of June 30, 2005, the aggregate rentals due under such leases, including renewal options that are reasonably assured, are as follows:

                           2006                             $193,176
                           2007                              193,176
                           2008                              193,176
                           2009                              193,176
                           2010                              193,176

Note 12.  RELATED PARTY TRANSACTIONS

Shareholders have advanced the Company funds to cover operational expenses. These are demand notes and currently carry no interest. The current notes payable to Company shareholders are $99,565.

Note 13.  THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards SFAS 150-154 and their effect on the Company.

Statement No. 150 Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (Issued 5/03)

This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

Statement No. 151 Inventory Costs-an amendment of ARB No. 43, Chapter 4 (Issued 11/04)

This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that "...under some circumstances, items such as idle facility expense, excessive spoilage, double freight and re-handling costs may be so abnormal ass to require treatment as current period charges...." This
Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.

Statement No. 152 Accounting for Real Estate Time-Sharing Transactions (an amendment of FASB Statements No. 66 and 67)

This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position
(SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions.

This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, states that the guidance for
(a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2.

Statement No. 153 Exchanges of Non-monetary Assets (an amendment of APB Opinion No. 29)

The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, includes certain exceptions to the principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assts and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.

Statement No. 154 - Accounting Changes and Error Corrections (a replacement of APB Opinion No. 20 and FASB Statement No. 3)

This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

The adoption of these new Statements is not expected to have a material effect on the Company's current financial position, results or operations, or cash flows.

Note 14. SUBSEQUENT EVENTS

July 27, 2005 the Company was purchased by Global-E Investments, Inc. Since Global-E was a non operating company, this purchase was accounted for as a recapitalization stock exchange reverse acquisition. This means that for legal purposes the continuing entity is Global-E Investments, Inc. and for historically accounting purposes the accounting records of Now Auto will be shown. Global-E Investments has changed its name to Now Auto Group, Inc.

Note 15. GOING CONCERN

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. The Company has sustained a material loss in the year ended June 30, 2005. This raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

Management has made efforts to improve the profitability of the Company by increasing the margins on cars sold. They have also hired new finance and accounting personnel to better track the Company's profitability and negotiate selling contracts. Investor funds have been solicited to maintain cash flows until the Company becomes profitable. No assurance can be made, however, that the Company will be able to become profitable in the near future or that it will be able to continue to attract investors.

                    UNAUDITED PROFORMA PREPARED BY MANAGEMENT





Proforma consolidated balance sheet as of June 30, 2005


                          NowAuto, Inc.      Global-E         Asset      Recapitalization      Proforma
                                            Investments      Removal        Adjustment      Consolidation
                          ----------------------------------------------------------------------------------
Cash                            $ 736,910           5,309        (5,309)                            736,910
Accounts Receivable                48,300                                                            48,300
Other Receivables                   6,029                                                             6,029
Inventory                         336,386                                                           336,386
Equipment, net                      3,920           3,406        (3,406)                              3,920
Goodwill                        1,628,482                                                         1,628,482
                                                                                                          -
Accounts Payable                  329,425                                                           329,425
Payables and Accruals             253,751                                                           253,751
Notes Payable                      99,565                                                            99,565
                                                                                                          -
Common Stock                       24,473           6,800                          (21,566)           9,707
Paid in Capital                 3,506,801          44,850        (8,715)           (21,369)       3,521,567
Retained Earnings              (1,453,988)        (42,935)                          42,935       (1,453,988)
                          ----------------------------------------------------------------------------------


Net Equity                      2,077,286           8,715        (8,715)                 -        2,077,286
                          ==================================================================================



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